 Exhibit 10.9

MASTER AGREEMENT

1.
PARTIES

1.1.
The parties to this Master Agreement (this “Agreement”) made as of June 9, 2017 (“Effective Date”) are:

1.1.1.
Viacom Media Networks, a division of Viacom International Inc., a Delaware corporation located at 1515 Broadway, New York, NY 10036 (“VMN”); and

1.1.2.
Super League Gaming, Inc., a Delaware corporation located at 2906 Colorado Ave., Santa Monica, CA 90404 (“SLG”).

1.2.
SLG and VMN shall each be a “Party” and collectively shall be the “Parties” to this Agreement.

2.
RECITALS

2.1.
VMN owns and operates a basic cable children’s programming service known as Nickelodeon.

2.2.
SLG operates recreational leagues for gamers of all ages to compete, socialize and play video games in public spaces worldwide.

2.3.
Concurrently herewith, VMN is purchasing 277,778 shares of the common stock, $0.001 par value per share (“Common Stock”), of SLG, pursuant to a Common Stock Purchase Agreement, dated as of the date hereof, by and among SLG, VMN and the other parties thereto in connection with a financing of Common Stock (the “Purchase Agreement”).

2.4.
As a condition and inducement to VMN entering into the Purchase Agreement, VMN and SLG desire to enter into this Agreement and agree to certain matters as set forth herein.

3.
ADVERTISING INVENTORY

[*****]

4.
EQUITY

4.1.
Common Stock Grant. As consideration for [*****], SLG hereby issues to VMN 277,778 shares of Common Stock (the “VMN Shares”).

4.2.
Shareholder Rights. SLG and VMN hereby agree that the VMN Shares are deemed to be “Shares” for all purposes under the Purchase Agreement, and the respective rights and obligations of SLG and VMN with respect to the Shares thereunder shall apply to

*****
SUPER LEAGUE GAMING, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. SUPER LEAGUE GAMING, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

the VMN Shares as if the VMN Shares were purchased by, and issued to, VMN pursuant to the terms and conditions thereof. For the avoidance of doubt, the VMN Shares are also deemed to be “Registrable Securities” for all purposes under the Investors’ Rights Agreement, dated as of the date hereof, to be entered into by SLG, VMN and the other parties thereto in connection with the Purchase Agreement (the “IRA” and together with the Purchase Agreement, the “Financing Documents”), and the respective rights and obligations of SLG and VMN with respect to Registrable Securities thereunder shall apply to the VMN Shares.

4.3.
Observer Rights.

4.3.1.
For so long as VMN and/or any of its Affiliates beneficially own any shares of Common Stock, SLG shall invite a representative of VMN to attend all meetings of the Board of Directors of SLG (the “Board”) in a non-voting observer capacity and, in this respect, shall give such representative copies of all notices, minutes, consents and other materials that it provides to its directors at the same time and in the same manner as provided to such directors; provided, that such representative shall agree to hold in strict confidence and trust all information so provided; and provided, further, that SLG reserves the right to withhold any information and to exclude such representative from any meeting or portion thereof if SLG reasonably determines in good faith, upon advice of counsel, that access to such information or attendance at such meeting could adversely affect the attorney-client privilege between SLG and its counsel or result in disclosure of trade secrets or a conflict of interest.

4.3.2.
For purposes of this Agreement, “Affiliate” means, with respect to either Party, any other individual or entity that directly, or through one or more intermediaries, controls or is controlled by or is under common control with such Party; provided, however, that, for all purposes hereunder, the Affiliates of VMN shall consist solely of Viacom Inc. and each other individual or entity that Viacom Inc., directly, or through one or more intermediaries, controls. For purposes of this definition, the term “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of management and policies, whether through ownership of voting securities, by contract or otherwise.

4.4.
Nothing in this Agreement shall preclude or in any way restrict VMN or any of its Affiliates from investing or participating in any particular enterprise whether or not such enterprise has products or services that compete with those of SLG.

5.
ANCHOR SPONSORSHIP

The Parties shall execute and deliver the Master Joint Promotion Agreement, in the form

*****
SUPER LEAGUE GAMING, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. SUPER LEAGUE GAMING, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

attached hereto as Appendix B, concurrently with the execution and delivery of this Agreement.

6.
SPONSORSHIP SALES

 [*****]

7.
[*****]

8.
[*****]

9.
EXPENSES

Unless otherwise set forth in this Agreement, each Party shall bear its own costs and expenses that are incurred in the performance of its obligations under this Agreement.

10.
CONFIDENTIALITY

10.1.
Confidential Information. Each Party acknowledges that by reason of its relationship to the other Party under this Agreement it shall have access to and acquire knowledge, material, data, systems and other information concerning the operation, business and financial affairs of the other Party that may not be accessible or known to the general public, including the terms of this Agreement (referred to as “Confidential Information”).

10.2.
No Disclosure/Use.

10.2.1.
Each Party (the “Receiving Party”) agrees that it shall (a) maintain and preserve the confidentiality of all Confidential Information received from the other Party (the “Disclosing Party”), both orally and in writing; (b) disclose Confidential Information only to the directors, officers, employees and representatives, including auditors, legal advisors, financial advisors and consultants, of the Receiving Party and its subsidiaries (and, with respect to VMN, the directors, officers, employees and representatives of Viacom Inc. and its subsidiaries) (collectively, “Representatives”), on a “need-to-know” basis, and advise its Representatives that Confidential Information is confidential and that by receiving Confidential Information they are agreeing to be bound by the confidentiality provisions contained herein and use the Confidential Information only for the purposes described herein; and (c) not disclose Confidential Information to any third party without the prior written consent of the Disclosing Party.

10.2.2.
Each Receiving Party further agrees to use the Confidential Information of the Disclosing Party only for the purpose of performing its obligations under this Agreement and the Financing Documents. The Receiving Party’s

*****
SUPER LEAGUE GAMING, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. SUPER LEAGUE GAMING, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

obligation of confidentiality shall survive this Agreement for a period of two (2) years from the date of its termination or expiration and thereafter shall terminate and be of no further force or effect.

10.2.3.
Exclusions. The confidentiality obligations of the Parties described above shall not apply to Confidential Information which (a) has become a matter of public knowledge through no fault, action or omission of or by the Receiving Party; (b) was in the Receiving Party’s possession prior to disclosure by the Disclosing Party; (c) subsequent to disclosure by the Disclosing Party, was obtained by the Receiving Party from a third party who, to the knowledge of the Receiving Party, was entitled to disclose the Confidential Information to the Receiving Party; (d) was independently developed by the Receiving Party without reference to or use of the Disclosing Party’s Confidential Information; or (e) must be disclosed by the Receiving Party pursuant to law, judicial order or any applicable regulation (including any applicable stock exchange rules and regulations); provided, however, that in the case of disclosures made in accordance with the foregoing clause (e), the Receiving Party must provide prior written notice to the Disclosing Party (if permitted by law) of any such legally required disclosure of the Disclosing Party’s Confidential Information as soon as practicable in order to afford the Disclosing Party an opportunity to seek, at its expense, a protective order, or, in the event that such order cannot be obtained, disclosure may be made in a manner intended to minimize or eliminate any potential liability.

11.
MISCELLANEOUS

11.1.
Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

11.2.
Dispute Resolution. The Parties (a) hereby irrevocably and unconditionally submit to the jurisdiction of the federal and state courts located in Los Angeles County, California for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (b) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in the federal and state courts located in Los Angeles County, California, and (c) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.

EACH PARTY HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS

*****
SUPER LEAGUE GAMING, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. SUPER LEAGUE GAMING, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

AGREEMENT, THE FINANCING DOCUMENTS, THE SECURITIES OR THE SUBJECT MATTER HEREOF OR THEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING CONTRACT CLAIMS, TORT CLAIMS (INCLUDING NEGLIGENCE), BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS SECTION HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO AND THESE PROVISIONS SHALL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY HERETO HEREBY FURTHER WARRANTS AND REPRESENTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL

11.3.
Assignment. Neither Party may assign this Agreement, in whole or in part, by operation of law or otherwise, without the other Party’s prior written consent; provided, however, that VMN may assign this Agreement to any of its Affiliates without obtaining SLG’s prior written consent.

11.4.
Notices. All notices and other communications hereunder shall be in writing and given by nationally recognized overnight delivery service, such as Federal Express, or delivery against receipt to the Party to whom it is given, in each case, at such Party’s address set forth below or such other address as such Party may hereafter specify by notice to the other Party given in accordance herewith, together with a copy thereof by email transmitted to the recipient’s email address below (or such other email address as such Party may hereafter specify by notice to the other Party given in accordance herewith) which copy shall not constitute notice hereunder; provided, that the failure to deliver a copy of a notice or other communication to a recipient via email shall in no way affect or limit the validity of such notice or other communication. Any such notice or other communication shall be deemed to have been given as of the date so delivered (or, if so delivered after normal business hours at the location of the recipient, on the next business day).

If to SLG:

Super League Gaming, Inc.
2906 Colorado Ave.
Santa Monica, CA 90404
Attn: General Counsel
Email: gregg@superleague.com

If to VMN:

Viacom International Inc.

*****
SUPER LEAGUE GAMING, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. SUPER LEAGUE GAMING, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

1515 Broadway
New York, NY 10036
Attn: General Counsel
[*****]

11.5.
Severability. If any provision of this Agreement is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, such provision shall be deemed amended to conform to the applicable laws of such jurisdiction so as to be valid and enforceable, or, if it cannot be so amended without materially altering the intention of the Parties, it shall be stricken, but the validity, legality and enforceability of such provision shall not in any way be affected or impaired thereby in any other jurisdiction and the remainder of this Agreement shall remain in full force and effect.

11.6.
Waiver. Waiver by either of the Parties of any breach of any provision of this Agreement shall not operate or be construed as a waiver of any prior or subsequent breach of the same or any other provision hereof.

11.7.
Entire Agreement. This Agreement (including all exhibits attached hereto, which are incorporated herein by reference) and the Financing Documents constitute the entire agreement between the Parties with respect to the subject matter hereof and any other written or oral agreement relating to the subject matter hereof existing between the Parties is expressly canceled. This Agreement may not be changed, modified, amended or supplemented, except in writing signed by both Parties.

11.8.
Interpretation. The headings contained herein are for convenience and reference only, do not form a substantive part of this Agreement and in no way modify, interpret or construe the intentions of the Parties. No provision of this Agreement shall be interpreted for or against any Party because that Party or its legal representative drafted such provision. The words “including” and/or “include” shall be interpreted without limitation when used in this Agreement. If this Agreement is translated into any language other than English, the English language version of this Agreement shall prevail. A reference to a statute or statutory provision herein is a reference to such statute or statutory provision as amended, extended or re-enacted from time to time.

11.9.
Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original, and all such counterparts shall constitute one instrument, and signatures transmitted by facsimile or electronic scan shall be effective.

[Signature Pages Follow]

*****
SUPER LEAGUE GAMING, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. SUPER LEAGUE GAMING, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

IN WITNESS WHEREOF, this Agreement has been duly executed and is effective as of the Effective Date.

SLG:

SUPER LEAGUE GAMING, INC.

By:      /s/ Ann Hand
Title: CEO
Name: Ann Hand

*****
SUPER LEAGUE GAMING, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. SUPER LEAGUE GAMING, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

VMN:

VIACOM MEDIA NETWORKS, a division of VIACOM INTERNATIONAL INC.

By:     /s/ Alexander J. Berkett
Title: Senior Vice President, Corporate
          Development
Name: Alexander J. Berkett

*****
SUPER LEAGUE GAMING, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. SUPER LEAGUE GAMING, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Appendix A

[*****]

*****
SUPER LEAGUE GAMING, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. SUPER LEAGUE GAMING, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Appendix B

Form of Master Joint Promotion Agreement

[attached]

*****
SUPER LEAGUE GAMING, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. SUPER LEAGUE GAMING, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

MASTER JOINT PROMOTION AGREEMENT

This Joint Promotion agreement (the “Agreement”), effective as of June 9, 2017 (the “Effective Date”), by and between Super League Gaming, Inc. (“Partner”), a Delaware corporation, having its principal place of business at 2906 Colorado Ave., Santa Monica, CA 90404 and Viacom Media Networks, a division of Viacom International Inc. (“VMN”), a Delaware corporation, having its principal place of business at 1515 Broadway, New York, NY 10036.

WHEREAS, Partner operates recreational leagues for gamers of all ages to compete, socialize and play video games in public spaces worldwide (“Partner Services”) and VMN owns and operates a basic cable children’s programming service known as Nickelodeon (“Nickelodeon”); and

WHEREAS, Partner desires to enter into a master joint promotion agreement with VMN whereby VMN’s Nickelodeon Group business shall be the Anchor Sponsor (as defined below) of all of Partner’s child directed products and services that are available for sponsorship (the “Promotion(s)”), including without limitation all live and online recreational league competitions conducted by Partner for kids under the age of 16 (the “Events”).

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.
The Promotions

a.
[*****]

b.           Statements of Work. Upon mutual execution by the parties, each Statement of Work shall be effective, incorporated into this Agreement and subject to all the terms and conditions hereof. Each Statement of Work shall be dated and consecutively numbered for identification, and at a minimum, contain the following: (a) a description of any Services to be performed and any Deliverables to be provided; (b) the specifications for any Services and/or Deliverables (“Specifications”); (c) milestone schedules for performance and delivery of any Services and/or Deliverables; (d) Fees payable by either party with respect to the Services and/or Deliverables; (e) the term of the Statement of Work and (f) any additional information, terms and conditions that may be agreed between the parties, including, without limitation, any terms necessary to perform the Services, provide the Deliverables and/or evaluate Partner’s compliance with the terms of any Statement of Work. In the event of a dispute between the terms of this Agreement and any Statement of Work, the terms of this Agreement shall prevail, except to the extent that such provision in a Statement of Work makes express reference to the specific provision of the Agreement to which it supersedes. Any modifications to a Statement of Work shall be set forth in a written amendment, duly executed by the parties, setting forth such modifications and any impact such modifications may have on performance of Services, provision of Deliverables, Fees payable thereunder and/or any other terms and conditions of the Statement of Work.

*****
SUPER LEAGUE GAMING, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. SUPER LEAGUE GAMING, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

c.
Territory and Promotion Elements. Unless otherwise specified in a Statement of Work, each Promotion shall be conducted within the United States, its territories and possessions, including Puerto Rico (the “Licensed Territory”) during the Term (as defined below), and shall consist of the elements specified in each such Statement of Work. As Anchor Sponsor for any given Event, VMN shall be responsible for the cost of any giveaways, prizing and marketing materials that it chooses to provide at its sole discretion.

2.
Grant of Rights

a.
VMN hereby grants Partner the non-exclusive, royalty-free, non-transferable, limited, revocable right to use the Nickelodeon name and logos (collectively, the “VMN Marks”) during the Term in the Licensed Territory solely in connection with the Promotions on the terms and conditions set forth herein, including without limitation, VMN’s approval rights set forth in Section 7(a) below and the marks usage guidelines as set forth in Exhibit B.

b.
Partner hereby grants VMN the non-exclusive, royalty-free, non-transferable, limited, revocable right to use Partner’s name and logo and the names and images of the Partner Services, including without limitation, any third party names, logos and trademarks associated therewith, which must be provided to VMN free and clear for use as contemplated herein (which third party content shall include the Minecraft name, logo and trademarks associated with the Partner Services) (collectively, the “Partner Marks”) during the Term in the Licensed Territory solely in connection with the Promotions, on the terms and conditions set forth herein, including, without limitation, Partner’s approval rights set forth in Section 7(b) below and the marks usage guidelines as set forth in Exhibit B.

c.
The VMN Marks together with the Partner Marks may collectively be referenced herein as the “Marks.”

d.
Each party may exercise the rights granted above directly or through its affiliates, contractors or agents, subject to the terms and conditions of this Agreement.

e.
Neither party may register an internet domain name that includes a Mark of the other party or the other party’s affiliates without the prior written consent of such other party.

f.
Notwithstanding the foregoing, neither party may manufacture, produce or distribute a tangible product, item or article of consumption that is branded or co-branded with a Mark of the other party (collectively, the “Promotional Products”) except with the express written approval of the other party and subject to the review and approval rights as set forth herein.

g.
Each party recognizes the great value of the publicity and goodwill associated with the Marks of the other, and acknowledges that such goodwill is exclusively that of the other party and inures solely to the benefit of the other party.

3.
Term, Termination

a.
Term. [*****] Any obligations hereunder which remain following such period shall survive the expiration of this Agreement. The parties' representations, warranties and indemnification obligations shall survive the termination of this Agreement. Notwithstanding the

*****
SUPER LEAGUE GAMING, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. SUPER LEAGUE GAMING, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

expiration or termination of this Agreement or any provision hereof to the contrary, unless otherwise requested by VMN in writing, the terms and conditions of this Agreement shall continue in full force and effect with respect to each Statement of Work that has not been completed, terminated or expired, until such time that all of the Services to be performed and the parties’ obligations related thereto as set forth in the Statement of Work involved have been fully completed, delivered or performed in accordance with the applicable terms and conditions contained therein and/or such Statement of Work has been terminated.

b.
Termination for Material Breach. Either party shall have the right to terminate this Agreement or any Statement of Work, in whole or in part, if the other party is in material breach of this Agreement or Statement of Work, as applicable, and fails to cure such material breach within 30 days following written notice of such material breach.

c.           Termination for Convenience, Change of Control or Purported Assignment. VMN shall have the right to terminate this Agreement and/or any Statement of Work, in whole or in part, hereunder: (a) for any reason without further obligation or liability of any kind and (b) immediately upon notice to Partner in the event Partner undergoes or effectuates (i) a change in control where control is (y) acquired, directly or indirectly, in a single transaction or series of related transactions, or all or substantially all of Partner’s assets are acquired, by any entity, or Partner is merged with or into another entity to form a new entity and (z) the successor in interest that results from the change of control (A) [*****], (B) is not, in VMN’s reasonable judgment, as creditworthy as Partner or (C) does not have capitalization and/or funding sources at least as equal to or greater than that of Partner immediately prior to the effective date of any such change of control or (ii) a purported assignment by Partner of Partner’s rights and obligations under this Agreement in breach of Section 17(e).

d.           Termination for Insolvency. Either party shall have the right to terminate this Agreement and/or any Statement of Work immediately upon written notice in the event the other party: (i) admits in writing its inability to pay its debts as they become due, fails to satisfy any judgment against it, or otherwise ceases operations of its business in the ordinary course, (ii) is adjudicated bankrupt or becomes insolvent, (iii) winds up or liquidates its business voluntarily or otherwise, (iv) applies for, consents to or suffers the appointment of, or the taking of possession of by, a receiver, custodian, assignee, trustee, liquidator or similar fiduciary of itself or of all or any substantial portion of its assets, (v) makes a general assignment for the benefit of creditors, (vi) commences a voluntary case under any state or federal bankruptcy laws (as now or hereafter in effect), (vii) files a petition seeking to take advantage of any other law providing for the relief of debtors, (viii) acquiesces to, or fails to have dismissed, within 30 days, any petition filed against it in any involuntary case pursuant to such bankruptcy laws, and/or (ix) takes any action for the purpose of effecting any of the foregoing.

e.           Effect of Termination. Upon expiration or termination of this Agreement or any Statement of Work for any reason or at any earlier time upon VMN’s request: (a) Partner shall return to VMN (or destroy at VMN’s request) all copies of VMN’s Confidential Information in Partner’s possession or control, and (b) except as otherwise set forth herein, the rights and obligations of both parties shall cease and any licenses granted by either party to the other herein shall terminate and be of no further force or effect.

*****
SUPER LEAGUE GAMING, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. SUPER LEAGUE GAMING, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

4.
Consideration

[*****]

5.
Partner’s Responsibilities

Partner shall be responsible for the following in connection with the Promotions at Partner’s sole cost and expense:

a.
Supplying VMN with all Promotion-related creative, Promotional Products and any other materials in connection with the Promotions which shall bear the VMN Marks in order to allow VMN to exercise its approval rights as set forth herein;

b.
Provide VMN with input and feedback regarding VMN’s usage of the Partner Marks in accordance with the terms set forth herein;

c.
Providing VMN with any Promotion elements which incorporate the VMN Marks in order to allow VMN to exercise its approval rights as set forth herein.

6.
VMN's Responsibilities

VMN shall be responsible for the following in connection with the Promotions at VMN’s sole cost and expense:

a.
Supplying Partner with all Promotion-related creative and any other materials in connection with the Promotions which shall bear the Partner Marks in order to allow Partner to exercise its approval rights as set forth herein;

b.
Provide Partner with input and feedback regarding Partner’s usage of the VMN Marks in accordance with the terms set forth herein;

7.
Samples and Approvals

a.
The manner in which the VMN Marks may appear, if at all, on the Promotional Products and any and all promotional, advertising, marketing, publicity and display materials or content created by Partner (or by a third party on behalf of Partner) to be used in connection with the Promotions (each a “Partner Use”, collectively the “Partner Uses”) shall be subject to VMN's prior written approval in each case and for each proposed use. Prior to the manufacture or production of any of the foregoing, Partner shall provide VMN with not fewer than three (3) samples of each such proposed Partner Use. Within five (5) business days after its receipt of the foregoing, VMN (or its designee) shall advise Partner, in writing, of its approval or disapproval, along with corrective comments, of such proposed Partner Use and no item shall be deemed approved by VMN unless such approval is given in writing by VMN. Failure to approve within the timeframe set forth above shall be deemed disapproval. If any such proposed Partner Use is disapproved by VMN, Partner shall correct and resubmit such material or item for VMN’s subsequent review and approval. Once a sample has been approved pursuant to this paragraph, Partner shall not depart therefrom in any material respect without the prior written approval of VMN. In addition, approval by VMN and/or by any other parties designated by VMN shall not

*****
SUPER LEAGUE GAMING, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. SUPER LEAGUE GAMING, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

relieve Partner of any of its obligations or warranties hereunder.

b.
The manner in which the Partner Marks may appear, if at all, on the Promotional Products and any and all promotional, advertising, marketing, publicity and display materials or content created by VMN (or a third party on behalf of VMN) to be used in connection with the Promotions (each a “VMN Use”, collectively the “VMN Uses”) shall be subject to Partner’s prior written approval in each case and for each proposed use. Prior to the manufacture or production of any of the foregoing, VMN shall provide Partner with not fewer than three (3) samples of each such proposed VMN Use. Within five (5) business days after its receipt of the foregoing, Partner (or its designee) shall advise VMN, in writing, of its approval or disapproval, along with corrective comments, of such proposed VMN Use and no item shall be deemed approved by Partner unless such approval is given in writing by Partner. Failure to approve within the timeframe set forth above shall be deemed a disapproval. If any such proposed VMN Use is disapproved by Partner, VMN shall correct and resubmit such material or item for Partner’s subsequent review and approval. Once a sample has been approved pursuant to this paragraph, VMN shall not depart therefrom in any material respect without the prior written approval of Partner. In addition, approval by Partner and/or by any other parties designated by Partner shall not relieve VMN of any of its obligations or warranties hereunder.

8.
Intellectual Property Notices

a.
Partner shall display or print the copyright notices set forth in Exhibit C attached hereto and made a part hereof, on any and all advertisement, publicity and promotional releases concerning the Promotions, as well as any Promotional Product or other material produced in connection with the Promotions. No advertisement, publicity or promotional release, Promotional Product, or other material produced in connection with the Promotions upon which such copyright notices are printed shall contain any other copyright notice relating to the VMN Marks unless VMN has given Partner prior written consent thereto.

b.
Partner shall display or print in a legible manner the trademark and service mark notices set forth in Exhibit C in proximity to the VMN Marks wherever used, including without limitation, on advertisement, publicity and promotional releases concerning the Promotions.

c.
VMN shall display or print in a legible manner the trademark and service mark notices set forth in Exhibit C in proximity to the Partner Marks wherever used, including, without limitation, on advertisements, publicity, and promotional releases concerning the Promotions.

9.
Ownership of Rights

a.
Partner acknowledges and agrees that: (i) all copyrights, trademarks, service marks and other intellectual property rights relating to the VMN Marks (including with respect to uses approved under Section 7 and referred to in Section 8 above) in the name of and/or owned by VMN shall be and remain the sole and exclusive property of VMN; (ii) Partner shall not at any time acquire or claim any right, title or interest of any nature whatsoever in any such copyright, trademark, service mark or other intellectual property right relating to the VMN Marks by virtue of this Agreement, any Statement of Work, or Partner’s use thereof in connection with the Promotions, and shall not seek to obtain any registration therefor anywhere; and (iii) any right, title or interest in or relating to any copyright, trademark, service mark or other intellectual property

*****
SUPER LEAGUE GAMING, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. SUPER LEAGUE GAMING, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

right relating to the VMN Marks which comes into existence during the Term hereof as a result of the exercise by Partner of any right granted to it hereunder shall immediately and automatically vest in VMN, and for that purpose Partner hereby irrevocably assigns and transfers any such right, title and interest to VMN without reservation of rights. To the fullest extent permitted by law, Partner agrees never to contest or assist others to contest the validity or enforceability of any VMN Marks and third party copyrights, trademarks and service marks relating to the VMN Marks.

Partner further acknowledges and agrees that: (i) all Materials (as defined in this subsection) including, without limitation, art work, animations, graphics, designs, ideas, plans, creative concepts and elements conceived, prepared, created or furnished or caused to be conceived, prepared, created or furnished in connection with the Promotions, excluding Partner’s Marks, that come into existence during the Term (all of the foregoing collectively, the “Materials”, and one of them the “Material”), shall be owned solely, exclusively and in perpetuity by VMN from the moment such Materials come into existence and that VMN therefore owns all of the rights, title and interest comprised in the copyright and other intellectual property rights in and to the Materials; (ii) Partner shall not at any time acquire or claim any right, title or interest of any nature whatsoever in the Materials by virtue of this Agreement, any Statement of Work, or Partner’s creation or use thereof in connection with the Promotions; and (iii) Partner shall not seek any copyright, trademark or other intellectual property right registration for the Materials. Partner, for itself, its affiliates and any third party participating in the creation or development of Materials, hereby irrevocably assigns and transfers to VMN all right, title and interest in and to the Materials, without reservation of rights. To the fullest extent permitted by law, Partner agrees never to contest or assist others to contest VMN’s rights or interests in the Materials.

b.
VMN acknowledges and agrees that: (i) all copyrights, trademarks, service marks and other intellectual property rights relating to the Partner Marks (including with respect to uses approved under Section 7 and referred to in Section 8 above) in the name of and/or owned by Partner shall be and remain the sole and exclusive property of Partner; (ii) VMN shall not at any time acquire or claim any right, title or interest of any nature whatsoever in any such copyright, trademark, service mark or other intellectual property right relating to the Partner Marks by virtue of this Agreement, any Statement of Work, or of VMN’s use thereof in connection with the Promotions, and shall not seek to obtain any registration therefor anywhere; and (iii) any right, title or interest in or relating to any copyright, trademark, service mark or other intellectual property right relating to the Partner Marks which comes into existence during the Term hereof as a result of the exercise by VMN of any right granted to it hereunder shall immediately and automatically vest in Partner, and for that purpose VMN hereby irrevocably assigns and transfers any such right, title and interest to Partner without reservation of rights. To the fullest extent permitted by law, VMN agrees never to contest or assist others to contest the validity or enforceability of any Partner Marks and third party copyrights, trademarks and service marks relating to the Partner Marks.

10.
Representations and Warranties

a.
Each party hereto represents and warrants to the other party as follows: (i) it is authorized to enter into this Agreement; (ii) the execution and performance of this Agreement will not conflict with or result in a material breach of the terms of any other agreement to which it is a party; (iii) all obligations undertaken by it hereunder and all materials provided, produced or supplied by it or on its behalf in connection with the Promotions will comply with all federal, state

*****
SUPER LEAGUE GAMING, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. SUPER LEAGUE GAMING, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

and local laws and regulations including, without limitation, the FTC Endorsement and Testimonial Guidelines, the FTC .com Disclosure Guidelines and COPPA (as defined in Section 11(a)below) and any applicable laws of other countries, and will not violate or infringe upon the rights of any person, estate and/or entity; and (iv) each of its products (including Promotional Products), services (including Partner Services), redemptions and/or fulfillments relating to the Promotions, this Agreement, and/or any Statement of Work, if any, shall comply in all respects with this Agreement, such Statement of Work, and all applicable federal, state and local laws and regulations and any applicable laws of other countries.

b.
VMN further represents and warrants that it owns the VMN Marks and has sole, exclusive and full power to license and grant to Partner the rights and interests provided herein.

c.
Partner further represents and warrants that: (i) it owns or otherwise has the rights to exploit the Partner Marks as contemplated herein and has sole, exclusive and full power to license and grant to VMN the rights and interests provided herein; and (ii) in the event that Partner employs, invites or otherwise engages any individual(s) to attend and/or participate in any Promotion-related event or activity including, without limitation, production shoots or on-ground activations, Partner will have conducted a criminal record check (covering the seven [7] year period prior to hire or the date such background check is conducted, as applicable) on such individual(s) and confirm that such report did not state that such individual(s) had been convicted of a criminal offense involving a minor or required to report or register pursuant to Cal. Penal Code §§290-294, N.Y. Correction Law §168, or any similar statute, for a crime related to a sexual offense against a minor.

11.
COPPA Acknowledgment

a. The parties acknowledge that the Promotions may entail Partner advertising on, or referring potential users to, VMN’s Nickelodeon-branded digital properties, websites, games and/or mobile applications (each a “Nick Property”, collectively, the “Nick Properties”). In such situations, Partner may have provided to VMN certain software and other intellectual property (including, without limitation, in-game advertising, hyperlinks, plug-ins, software development kits, application programming interfaces and the like) for use in connection with the Nick Properties in support of the Promotions (the “Embedded IP”). As the functionality of the Embedded IP may permit Partner and other third parties to collect personal information (as defined the Children’s Online Privacy Protection Act (and the rules promulgated by the Federal Trade Commission thereunder) (“COPPA”)) (such information, “User Information”) from or about users of the Nick Properties, Partner acknowledges and understands that: (i) the Nick Properties may be targeted towards or accessed by children below the age of thirteen (13) years old; (ii) the Embedded IP, as used in connection with the Nick Properties, may be used to collect User Information from or about children below the age of thirteen (13) years old; and, (iii) the collection, storage, maintenance, transmission, dissemination, disclosure and use of User Information from or about children below the age of thirteen (13) years old are subject to strict legal and regulatory protection and scrutiny.

b. Partner represents, warrants and covenants, as applicable, to or with VMN that: (i) the collection, storage, maintenance, transmission, dissemination, disclosure and use of User Information which is obtained from or about users of any Nick Property and/or the attendees of any Events (including, in particular, such User Information relating to children under the age of

*****
SUPER LEAGUE GAMING, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. SUPER LEAGUE GAMING, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

thirteen [13]) do and will continue to comply strictly with all applicable laws, rules and regulations and the highest industry standards, including, without limitation, the CAN-SPAM Act of 2003, COPPA, the standards and guideline of the Children’s Advertising Review Unit of the National Advertising Division of the Better Business Bureau (“CARU”), and any other reasonable standards and guidelines communicated by VMN to the Partner from time to time; (ii) Partner will provide all legally required notices (with such notices being clearly and understandably written, complete and containing no unrelated, confusing, or contradictory matter) and obtain verifiable parental consent (as defined in COPPA), to the extent required pursuant to COPPA, prior to the collection, storage, maintenance, transmission, dissemination, disclosure or use of User Information from or about children under the age of thirteen (13) years old obtained during or in connection with the Events, through the Embedded IP used in connection with any Nick Property or otherwise collected by Partner or third parties authorized by Partner from or about attendees of the Events and/or users of any Nick Property; (iii) Partner will only collect, store, maintain, transmit, disseminate, disclose and/or use User Information as required for it to fulfill the Partner’s obligations to VMN pursuant to its commercial relationship with VMN or as permitted pursuant to its written agreement with a handwritten signature by authorized representatives of VMN and Partner; (iv) Partner has established protocols for ensuring and will maintain, in accordance with all applicable laws, rules and regulations and the highest industry standards, the confidentiality, security, and integrity of all User Information obtained at and in connection with all Events and via the Embedded IP used in connection with any Nick Property or otherwise collected by Partner or third parties authorized by Partner from or about users of any Nick Property; and, (v) without derogating from the generality of the foregoing, Partner does not and will not engage in any unfair or deceptive acts or practices in connection with the collection, storage, maintenance, transmission, dissemination, use and/or disclosure of User Information obtained at or in connection with the Events, through the Embedded IP or otherwise relating to attendees of the Events or users of any Nick Property.

c. Partner will, immediately upon VMN’s request: (i) suspend any and all direct or indirect collection of User Information by the Embedded IP used in connection with the Nick Properties or otherwise relating to users of the Nick Properties; (ii) disable any functionality of the Embedded IP that VMN identifies as being in violation of any applicable law, rule, regulation or industry standard, including, without limitation, the CAN-SPAM Act of 2003, COPPA, the standards and guidelines of CARU, and/or any other reasonable standards and guidelines communicated by VMN to Partner from time to time; (iii) provide to VMN all User Information collected via the Embedded IP used in connection with the Nick Properties or otherwise collected by Partner or third parties authorized by Partner from or about users of the Nick Properties; (iv) delete or destroy all User Information collected via the Embedded IP used in connection with the Nick Properties or otherwise collected by Partner or third parties authorized by Partner from or about users of the Nick Properties; and, (v) otherwise cooperate with all reasonable requests by VMN relating to the Embedded IP used in connection with the Nick Properties, the User Information collected thereby and the User Information relating to users of the Nick Properties otherwise collected by Partner or third parties authorized by Partner.

12.
Indemnification

a.
VMN shall at all times defend, indemnify and hold Partner, its parent, subsidiaries, affiliated entities, and the respective officers, directors, agencies and employees of each of the foregoing harmless from and against any and all liability, costs, loss or expense it or they may incur or be subjected to by reason of any claim or suit arising out of or relating to: (i) any breach

*****
SUPER LEAGUE GAMING, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. SUPER LEAGUE GAMING, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

of its representations, warranties and/or undertakings hereunder; (ii) VMN's performance of its obligations as set forth in this Agreement and/or any Statement of Work; (iii) any actual or alleged failure by VMN to conform to or comply with the respective laws and regulations applicable to its obligations herein; (iv) any other agreement made by VMN to fulfill its obligations herein; (v) the operation of any of its websites with respect to the Promotions; or (vi) the use of the VMN Marks in accordance with this Agreement and/or any Statement of Work, provided that Partner shall give prompt written notice, cooperation and assistance to VMN with respect to any such claim or suit, and provided further that VMN shall have the option to undertake and conduct the defense of any suit so brought against VMN. Partner’s review and approval of any elements of the Promotions furnished by VMN shall not constitute a waiver by Partner of VMN’s indemnity hereunder.

b.
Partner shall at all times defend, indemnify and hold VMN, its parent, subsidiaries, affiliated entities, and the respective officers, directors, agencies and employees of each of the foregoing harmless from and against any and all liability, costs, loss or expense it or they may incur or be subjected to by reason of any claim or suit arising out of or relating to: (i) any breach of its representations, warranties and/or undertakings hereunder; (ii) Partner’s performance of its obligations as set forth in this Agreement and/or any Statement of Work; (iii) any actual or alleged failure by Partner to conform to or comply with the respective laws and regulations applicable to its obligations herein; (iv) any other agreement made by Partner to fulfill its obligations herein; (v) any product liability claim relating to the design, manufacture and distribution of the products manufactured and distributed by Partner; (vi) any defective or dangerous materials produced, manufactured or distributed by Partner that may in any way present an unreasonable risk to users or consumers; (vii) any collection, storage, maintenance, transmission, dissemination, disclosure or use of User Information collected by Partner, but specifically excluding any such claim or action to the extent based upon any unauthorized act or omission of VMN, its employees, contractors, representatives or agents; (viii) the negligence or willful misconduct of any of Partner’s employees, agents and/or invitees who attend or participate in any Promotion-related event or activity; or (ix) the use of the Partner Marks in accordance with this Agreement and/or any Statement of Work, provided that VMN shall give prompt written notice, cooperation and assistance to Partner with respect to any such claim or suit, and provided further that Partner shall have the option to undertake and conduct the defense of any suit brought against Partner. VMN’s review and approval of any elements of the Promotions furnished by Partner shall not constitute a waiver by VMN of Partner’s indemnity hereunder.

c.
EXCEPT FOR EACH PARTY’S INDEMNIFICATION OBLIGATIONS HEREIN, ANY DAMAGES RESULTING FROM ANY BREACH OF EITHER PARTY’S CONFIDENTIALITY OBLIGATIONS HEREIN, PARTNER’S BREACH OF SECTION 11, ANY DAMAGES RESULTING FROM A PARTY’S FRAUD, WILLFUL ACTS, OR INTENTIONAL MISCONDUCT, AND/OR ANY DAMAGES RESULTING FROM PERSONAL INJURY OR PROPERTY DAMAGE (COLLECTIVELY, THE “CARVE-OUT CLAIMS”), IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY INDIRECT, INCIDENTAL, SPECIAL, PUNITIVE OR CONSEQUENTIAL DAMAGES (WHICH FOR THE PURPOSES OF CLARITY DOES NOT INCLUDE AD REVENUES) IN ANY MANNER IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT, REGARDLESS OF THE FORM OF ACTION OR THE BASIS OF THE CLAIM OR WHETHER OR NOT SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. EXCEPT FOR AMOUNTS PAYABLE DUE TO CARVE-OUT CLAIMS, EACH PARTY’S AGGREGATE, CUMULATIVE LIABILITY ARISING OUT OF OR RELATED TO THIS AGREEMENT SHALL NOT EXCEED TWO MILLION DOLLARS.

*****
SUPER LEAGUE GAMING, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. SUPER LEAGUE GAMING, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

13.
Insurance

a.
VMN agrees to carry and maintain at its own expense in full force and effect at all times during the Term comprehensive general liability insurance with a limit of liability of not less than [*****] per occurrence and [*****] in the aggregate. At Partner’s request, VMN shall provide Partner with a certificate of insurance attesting to such coverage.

b.
Partner agrees to carry and maintain at its own expense in full force and effect at all times during the Term comprehensive general liability insurance with a limit of liability of not less than [*****] per occurrence and [*****] in the aggregate. At VMN's request, Partner shall provide VMN with a certificate of insurance attesting to such coverage.

c. Partner shall procure and maintain at its own expense in full force and effect standard producer's liability (errors and omissions) insurance issued by a nationally recognized insurance carrier acceptable to VMN covering the Promotions with minimum limits of [*****] for any claim arising out of a single occurrence and [*****] for all claims in the aggregate. Such errors and omissions insurance:
(i)
shall be written on either (x) an occurrence basis, remaining in full force and effect for three (3) years from commencement of the Promotions (“E&O Term”), or (y) a claims-made basis, covering any claims made at any time during the E & O Term;
(ii)
shall provide coverage for the title (including supplying the insurance company with the title search report);
(iii)
may not be canceled without thirty (30) days’ prior written notice to VMN;
(iv)
shall carry a deductible in an amount subject to VMN’s prior written approval;
(v)
shall contain the customary coverage and shall not contain any unusual exclusions, exceptions or endorsements; and
(vi)
shall name, as additional insureds, Viacom Media Networks, Viacom and their respective subsidiaries and related companies, its and their licensees and affiliated entities, any officers, directors, agents and employees of each of the foregoing.

c.
The insurance coverage required pursuant to this paragraph shall include contractual liability coverage which specifically insures the hold harmless and indemnification provisions set forth in this Agreement; will be secured and maintained under an occurrence form policy; will be placed with an insurer of recognized responsibility with an “A-“ rating or better by A.M. best Company or Standard & Poor’s; will name the other party and its parent, subsidiary and affiliated entities, its and their licensees and the respective officers, directors, employees and agents of each of the foregoing as additional insureds; and will provide for at least thirty (30) days advance written notice to the other party in the event of cancellation or modification thereof.

14.
Force Majeure

No failure or omission by a party hereto in the performance of any obligation of this Agreement shall be deemed a breach of this Agreement nor shall it create any liability, to the extent the same arises from any cause or causes beyond the reasonable control of the party, including but not limited to the following, which, for the purpose of this Agreement, shall be regarded as beyond the control of the party in question: acts of God, acts or omissions of any government, any rules, regulations, or orders issued by any governmental authority or any officer,

*****
SUPER LEAGUE GAMING, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. SUPER LEAGUE GAMING, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

department, agency, or instrumentality thereof, fire, storm, flood, earthquake, accident, war, rebellion, insurrection, riot, invasion, terrorism, strikes and lockouts.

If any party anticipates that any circumstances beyond its reasonable control may occur or is affected by any such circumstances, then that party shall promptly furnish written notice of such circumstances to the other party, and shall take all reasonable steps to carry out the terms of the Agreement as soon as reasonably possible, subject to delays as may be caused by such an event. In the event that these circumstances take place, and shall continue for a period of fifteen (15) or more days, the other party shall have the right to terminate that portion of the Agreement that has not been performed and appropriate settlements and adjustments will be made.

15.
Notices

Any notices required to be given under the provisions of this Agreement shall be in writing and shall be deemed to have been duly served if hand delivered (including, without limitation, via messenger or overnight delivery service) or sent by facsimile, or within the United States and Canada by prepaid first-class registered mail, or outside the United States and Canada by prepaid registered airmail, correctly addressed to the relevant party’s address as specified in this Agreement or at such other address as either party may hereafter designate from time to time in accordance with this paragraph, and any notice so given shall be deemed to have been served:

(a)
If hand delivered, at the time of delivery (subject in the case of messenger or overnight delivery service to prove by the sender that it holds a proof of receipt signed by addressee indicating delivery).
(b)
If sent by facsimile or other print-out communication mechanisms, within eight (8) hours of transmission if during business hours at its destination, or within the first eight (8) hours of the next business day following the transmission if such transmission is not within business hours but subject, in the case of facsimile and other print-out communication mechanisms, to prove by the sender that it holds a transmission report indicating uninterrupted transmission to the addressee, and to dispatch of the notice by prepaid mail as herein provided on the same day as such transmission (or the next day if notice is transmitted outside post office hours).
(c)
If sent by prepaid mail as aforesaid, within three (3) business days of mailing (exclusive of the hours of Sunday) if mailed to an address within the country of mailing, or within seven (7) days of mailing if mailed to an address outside the country of mailing.

All notices hereunder shall be sent in the same manner to:

i. To Partner:                                  Super League Gaming, Inc.
2906 Colorado Ave
Santa Monica, CA 90404
Attn: Anne Gailliot, Chief of Staff
415-378-0223
anneg@superleague.com

ii.  To VMN:
                            Viacom Media Networks

*****
SUPER LEAGUE GAMING, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. SUPER LEAGUE GAMING, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

203 W Olive Ave., Floor 5
Burbank, CA 91502
[*****]

16.
Confidentiality

a.
Except as may be required by any applicable law, government order or regulation, or by order or decree of any court of competent jurisdiction, no party shall, without the prior written consent of the other party, publicly divulge or announce, or in any manner disclose to any unrelated third party, or use for any purpose not relating to this Agreement, any information revealed to it by the other party or the affiliates of the other party pursuant hereto, or any of the specific terms and conditions of this Agreement, and each party shall safeguard such information from unauthorized use or disclose using at least the same level of efforts that it uses to protect its own confidential information (provided such efforts are reasonable and based on accepted industry practices). Each party may disclose confidential information of the other party to affiliates, contractors, advisors and agents for purposes relating to this Agreement, and to auditors, provided such recipients are bound to obligations or duties of confidentiality that apply to such information.

b.
Notwithstanding the foregoing, with regard to obligations of nondisclosure or limitations as to use, each party shall have no liability with respect to the disclosure and/or use of any information of the other which such party can establish: (i) is or becomes publicly known without breach of this Agreement; (ii) is known to such party, without any obligation of confidentiality, prior to disclosure of such information by the other party; (iii) was received by such party from a third party source having the right to disclose such information; or (iv) was independently developed by such party without reference to the confidential information of the other party.

17.
Additional Provisions

a.
Consumer Complaints - VMN and Partner shall cooperate with each other in a reasonable manner to appropriately resolve any consumer complaints that may arise from the Promotions. Each party shall, when necessary or appropriate or when reasonably requested by the other party, undertake a factual investigation of consumer complaints arising out of its products or services. Any consumer complaints that are principally directed to any other party’s products or services shall be immediately forwarded to such other party for response. Each party shall be responsible for responding to consumer complaints directed at its respective product or service.

b.
Adverse Publicity - If any product or service of a party to this Agreement which is included in a Promotion shall be the subject of adverse publicity, including but without limitation, contamination of the product, criminal or otherwise, or market withdrawal or a recall, which in the reasonable judgment of the other party is or may be detrimental to the intended purpose of this joint promotion or to such other party’s reputation or goodwill, then such other party may elect to terminate those aspects of the Promotion which it is reasonably feasible to terminate, and thereafter no party shall have any further obligation to the other party with respect to those aspects of the Promotion under this Agreement. Notwithstanding the foregoing, it is agreed that the party causing the termination shall remain financially liable for its share of all costs committed to

*****
SUPER LEAGUE GAMING, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. SUPER LEAGUE GAMING, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

pursuant to this Agreement as of the date that said party’s participation is wholly or partially eliminated.

c.
Waiver - No waiver by any party, whether express or implied, of any provision of this Agreement shall constitute a continuing waiver of such provision or a waiver of any other provision of this Agreement. No waiver by any party, whether express or implied, of any breach or default by the other parties shall constitute a waiver of any other breach or default of the same or any other provision of this Agreement.

d.
Relationship of the Parties - Nothing herein contained shall be so construed as to constitute the parties as principal or agent, employer and employee, partners, or joint venturers nor shall any similar relationship be deemed to exist among the parties. No party shall have any power to obligate or bind the other parties, except as specifically provided herein.

e.
Assignability - This Agreement may not be assigned by any party, by operation of the law or otherwise, without the prior written consent of the other parties; provided, however, any party may assign this Agreement to any parent, subsidiary or affiliated company or to any entity acquiring all or substantially all of the assets of such party (including by merger) without the prior written consent of the other parties.

f.
Construction/Headings - The headings contained herein are for convenient reference only. They shall not be used in any way to govern, limit, modify or construe this Agreement and shall not be given any legal effect. This Agreement shall be construed as if it were drafted jointly by the parties. The word “including” shall be construed to mean “including without limitation.”

g.
Governing Law - This Agreement and all matters or issues collateral thereto shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts executed and performed entirely therein. Each of the parties hereby consents to the exclusive jurisdiction of the courts of the State of New York in the City and County of New York or the federal courts of the United States for the Southern District of New York located in the City and County of New York in connection with any lawsuit, action or proceeding arising out of or related to this Agreement. Each party hereby irrevocably and unconditionally: (i) waives any objection which it might have now or hereafter to the jurisdiction and venue of such courts in any such litigation, action or proceeding, (ii) submits to the personal jurisdiction of any such court in any such litigation, action or proceeding, and (iii) waives any claim or defense of inconvenient forum with respect thereto. Partner hereby consents to service of process by registered mail, return receipt requested, at Partner’s address stated herein and expressly waives the benefit of any contrary provision of foreign law.

h.
Severability – If any term of this Agreement is held to be invalid or unenforceable, such holding will not affect the validity or enforceability of any other term hereto.

i.           Survival - Notwithstanding termination or expiration of this Agreement, for any reason whatsoever, the conditions and provisions of this Agreement that are intended to continue to survive, shall continue and survive, including, but not limited to, Sections 9, 10, 12, 15, 16, and 17.

*****
SUPER LEAGUE GAMING, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. SUPER LEAGUE GAMING, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

j.
No Third Party Beneficiaries – Except for express references to Affiliates, no person other than the parties shall be considered a third party beneficiary of this Agreement or otherwise entitled to any rights or remedies under this Agreement.

k.
Entire Agreement - This Agreement, including its attachments and exhibits, constitutes the whole and complete agreement between the parties with respect to the subject matters hereof and no prior oral or written agreement with respect to the subject matter hereof (including any letters of intent and similar documents) shall be deemed a part of or a modification of this Agreement. This Agreement can only be modified by a written agreement between the parties executed after the effective date hereof.

l.
Counterparts – This Agreement may be executed in counterparts (which may be transmitted via facsimile, email or other electronic transmission method), each of which shall be deemed an original, and all of which shall constitute the same instrument.

[Signature Pages to Follow]

*****
SUPER LEAGUE GAMING, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. SUPER LEAGUE GAMING, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

By their execution below, the parties hereto have agreed to all the terms and conditions of this Agreement.

PARTNER	VMN

Super League Gaming, Inc.	Viacom Media Networks, a division of
Viacom International Inc.

By: /s/ Ann Hand	By: /s/ Mathew Evans
Name: Ann Hand	Name: Mathew Evans
Title: CEO	Title: EVP Digital Kids & Family Group

*****
SUPER LEAGUE GAMING, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. SUPER LEAGUE GAMING, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit A

FORM STATEMENT OF WORK

Statement of Work:
[___]

Effective as of:
[___]

Promotion Name:
[___]

This Statement of Work (this “SOW”) is effective as of the date above (the “SOW Effective Date”) and is issued in accordance with the Master Joint Promotion Agreement dated May 23, 2017 (the “Agreement”) by and between Viacom Media Networks, a division of Viacom International Inc. (“VMN”) and Super League Gaming, Inc. (“Partner”). Any capitalized term not otherwise defined herein shall have the meaning ascribed in the Agreement.

1.
Definitions.

[TO BE FILLED IN]

2.
Promotion Description. The parties shall perform the following Services in connection with this SOW (the “SOW Services”):

VMN’s Nickelodeon Group shall be the Anchor Sponsor for the following Partner Event: [ ].

The Promotion shall consist of the following elements:

●
[ ]
3.
Deliverables and Milestone Schedule.

The parties will design, create, develop, produce and deliver each of the following deliverables (“SOW Deliverables”) for the Promotion in accordance with the specifications and delivery dates set forth herein (which dates may change from time to time pursuant to mutual written consent (email is sufficient)):

Deliverable	Responsible Party	Description	Due Date

4.
Term.

The term of this SOW shall commence as of the SOW Effective Date and expire [on ______________][upon acceptance by VMN of all Deliverables hereunder], unless earlier terminated in accordance with the Agreement.

*****
SUPER LEAGUE GAMING, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. SUPER LEAGUE GAMING, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

5.
Additional Terms.

[TO BE FILLED IN]

IN WITNESS WHEREOF, the parties have executed this Statement of Work as of the SOW Effective Date listed above.

VIACOM MEDIA NETWORKS, a division of VIACOM INTERNATIONAL INC.		SUPER LEAGUE GAMING, INC.

By:		By:
Name:	[___]	Name:	[___]
	[Type or Print]		[Type or Print]
Title:	[___]	Title:	[___]

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SUPER LEAGUE GAMING, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. SUPER LEAGUE GAMING, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit B

VMN Marks Guidelines:

Partner agrees that: (a) it shall use the VMN Marks solely in connection with the Promotions and in accordance with all of the terms and conditions set forth herein; (b) the VMN Marks shall be used in the exact form provided by VMN; (c) it shall not make or permit the making of any copies of the VMN Marks, in whole or in part except as reasonably required for the purposes herein specified; (d) it shall not have the right to authorize others to use the VMN Marks; (e) its use of the VMN Marks shall include all standard proprietary notices prescribed by VMN; (f) its use of the VMN Marks shall conform to quality standards which are consistent with the high level of past practices for the use of the VMN Marks; and, (g) all use of any materials incorporating the VMN Marks by Partner shall be subject to VMN’s prior approval. All right, title and interest in and to the VMN Marks, including all associated goodwill, or in any copyright or other proprietary right now existing or hereafter created pursuant to this Agreement, shall remain vested in VMN subject to the rights of use granted in this Agreement.

Partner shall promptly notify VMN of any apparently unauthorized use or infringement by third parties of any rights granted to Partner herein, and will cooperate fully in any action at law or in equity undertaken by VMN with respect to such unauthorized use or infringement.

Partner shall not institute any suit or take any action in connection with any apparently unauthorized use or infringement without first obtaining VMN’s prior written consent to do so, and VMN shall have the sole right and discretion to determine whether or not any action shall be taken on account of any such unauthorized uses or infringements.

Partner Marks Guidelines:

VMN agrees that: (a) it shall use the Partner Marks solely in connection with the Promotions and in accordance with all of the terms and conditions set forth herein; (b) the Partner Marks shall be used in the exact form provided by Partner; (c) it shall not make or permit the making of any copies of the Partner Marks, in whole or in part except as reasonably required for the purposes herein specified; (d) it shall not have the right to authorize others to use the Partner Marks; (e) its use of the Partner Marks shall include all standard proprietary notices prescribed by Partner; (f) its use of the Partner Marks shall conform to quality standards which are consistent with the high level of past practices for the use of the Partner Marks; and, (g) all use of any materials incorporating the Partner Marks by VMN shall be subject to Partner’s, prior approval. All right, title and interest in and to the Partner Marks, including all associated goodwill, or in any copyright or other proprietary right now existing or hereafter created pursuant to this Agreement, shall remain vested in Partner subject to the rights of use granted in this Agreement.

VMN shall promptly notify Partner of any apparently unauthorized use or infringement by third parties of any rights granted to VMN herein, and will cooperate fully in any action at law or in equity undertaken by Partner with respect to such unauthorized use or infringement.

VMN shall not institute any suit or take any action in connection with any apparently unauthorized use or infringement without first obtaining Partner’s prior written consent to do so, and Partner shall have the sole right and discretion to determine whether or not any action shall be taken on account of any such unauthorized uses or infringements.

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SUPER LEAGUE GAMING, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. SUPER LEAGUE GAMING, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit C

VMN Copyright Notice:
© 2017 VIACOM INTERNATIONAL INC. All Rights Reserved.

VMN Trademark Notices:
Partner shall include the following trademark symbol on all uses of the Nickelodeon name and logo: “Nickelodeon®”.

Partner shall include the following trademark notice in proximity to all uses of the Nickelodeon name and logo:

“Nickelodeon and all related titles, characters and logos are trademarks of Viacom International Inc.”

Partner Copyright Notice:
SLG® is a registered trademark of Super League Gaming, Inc.
Mojang © 2009-2017. “Minecraft” is a trademark of Mojang Synergies AB

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SUPER LEAGUE GAMING, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. SUPER LEAGUE GAMING, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.